Loans and Liabilities to Related Parties (Tables)	12 Months Ended
Dec. 31, 2023
Loans And Liabilities To Related Parties
Schedule of Loans and Liabilities to Related Parties
	2023	2022

Non-interest loans	€66,800	€76,600
Deferred stock compensation	632,778	17,500
Deferred cash compensation	7,311	51,000
Deferred cost reimbursements	62,163	-
Total	€769,052	€145,100

Convertible notes payable held by related parties (See note 13)	€1,971,591	€478,191